UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012 (August 16, 2012)

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

ISRAEL	000-27648

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

     12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, Zip Code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                        Submission of Matters to a Vote of Security Holders

At the annual general meeting (the “Meeting”) of the shareholders of magicJack VocalTec Ltd. (the “Company”) held on August 16, 2012, the following matters were considered and approved by the Company’s shareholders:

1.	Reappointment of Mr. Yoseph Dauber as an external director of the Company for a three-year term in accordance with the Israeli Companies Law.

For	Against	Abstain	Broker Non-Vote
10,485,157	163,706	21,967	49,360

As provided in the Israeli Companies Law, the total number of shares voted against the proposal did not exceed 2% of the total voting rights of the Company.

2.	Cash compensation and expense reimbursement of the Company's current and future non-external directors (other than Mr. Daniel Borislow and Dr. Yuen Wah Sing), effective as of October 1, 2012.

For	Against	Abstain	Broker Non-Vote
10,635,305	27,613	23,900	33,372

3.	Cash compensation and expense reimbursement of the Company's external directors, effective as of October 1, 2012.

For	Against	Abstain	Broker Non-Vote
10,629,748	26,732	14,034	49,676

As provided in the Israeli Companies Law, the total number of shares voted against the proposal did not exceed 2% of the total voting rights of the Company.

4.	Share grant arrangement with Mr. Daniel Borislow.

For	Against	Abstain	Broker Non-Vote
10,534,284	85,408	23,923	76,575

As provided in the Israeli Companies Law, the total number of shares voted against the proposal did not exceed 2% of the total voting rights of the Company.

5.	Approval on an advisory basis the proposal of the Company's executive compensation.

For	Against	Abstain	Broker Non-Vote
10,274,878	352,748	59,192	33,372

6.	Advisory vote on whether an advisory vote on the Company's executive compensation be held every one, two or three years.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain
1,469,219	343,819	8,185,920	687,853

7.	Amendment to the Company's Articles of Association to provide for election of each of the Company's directors on an annual basis (other than the Company's external directors).

For	Against	Abstain	Broker Non-Vote
10,656,199	4,232	26,387	33,372

8.
Reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company's independent public auditors for the year ending December 31, 2012 and to authorize the Company's Board of Directors, subject to approval by the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.

For	Against	Abstain	Broker Non-Vote
10,660,786	12,800	46,604	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICJACK VOCALTEC LTD.

By:	/s/ Peter Russo
Name:	Peter Russo
Title:	Chief Financial Officer

Date: August 22, 2012